Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Consolidated Balance Sheets [Abstract]
net of allowance for loan losses	$ 8,509	$ 8,452
Preferred Stock, No Par Value
Preferred Stock, Shares Authorized	5,000,000	5,000,000
Common Stock, Par Value Per Share	$ 0.10	$ 0.10
Common Stock, Shares Authorized	20,000,000	10,000,000
Common Stock, Shares, Issued	6,340,563	6,295,113
Treasury Stock, Shares	12,007	2,470